Exhibit 99.1

2015 INVESTOR CONFERENCE October 21, 2015

2015 Investor Conference Agenda 2 7:45 – 8:30 REGISTRATION & BREAKFAST 8:30 – 9:00 CEO Perspective Laurence M. Downes Chairman and CEO 9:00 – 10:00 NJNG Utility Review Kathleen T. Ellis – EVP and CO O Craig A. Lynch – SVP, Energy Delivery Thomas J. Massaro – VP, Marketing Mark R. Sperduto – SVP, Regulatory Affairs 10:00 – 10:15 BREAK 10:15 – 11:15 NJR Clean Energy Ventures Stanley M. Kosierowski – President Richard R. Gardner – VP Lawrence M. Barth – Director, Policy and Strategic Initiatives 11:15 – 11:45 NJR Energy Services Stephen D. Westhoven – Senior Vice President David Johnson – Managing Director 11:45 – 12:00 Financial Update Glenn C. Lockwood – EVP and CFO 12:00 Wrap Up and Final Q&A Laurence M. Downes LUNCH 2015 Investor Conference

Regarding Forward - Looking Statements 3 Certain statements contained in this presentation are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . New Jersey Resources (NJR or the Company) cautions readers that the assumptions forming the basis for forward - looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants . Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward - looking information and such forward - looking statements are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon NJR . There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management . Forward - looking information in this presentation includes, but is not limited to, certain statements regarding forecasted contribution of business segments to fiscal 2015 NFE and to NFE beyond fiscal 2015 , NJR’s NFE guidance for fiscal 2015 and NFE growth beyond 2015 , forecasted dividend growth, future NJNG customer growth, future capital expenditures and infrastructure investments, NJNG’s base rate case, NJR’s cash flow and balance sheet forecast, the long - term outlook for NJRCEV and the renewable energy markets, diversification of NJRCEV’s strategy, NJRCEV’s future projects and capital expenditures, NJRES’ future NFE, and the PennEast Pipeline project . The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions ; demographic changes in the NJNG service territory and their effect on NJNG’s customer growth ; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG’s Basic Gas Supply Service (BGSS) incentive programs, NJRES’ operations and on the Company’s risk management efforts ; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company ; the impact of volatility in the credit markets ; the ability to comply with debt covenants ; the impact to the asset values and resulting higher costs and funding obligations of NJR’s pension and post - employment benefit plans as a result of downturns in the financial markets, a lower discount rate, revised actuarial assumptions, and impacts associated with the Patient Protection and Affordable Care Act ; accounting effects and other risks associated with hedging activities and use of derivatives contracts ; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market ; regulatory approval of NJNG’s planned infrastructure programs ; the ability to obtain governmental and regulatory approvals, land - use rights, electric grid interconnection (in the case of distributed power projects) and/or financing for the construction, development and operation of NJR’s energy investments and NJNG’s infrastructure projects in a timely manner ; risks associated with the management of the Company’s joint ventures and partnerships ; risks associated with our investments in distributed power projects, including the availability of regulatory and tax incentives, the availability of viable projects and NJR’s eligibility for ITCs and PTCs, the future market for SRECs (including the pace of solar project development in New Jersey), and operational risks related to projects in service ; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects and the resulting effect on our effective tax rate and earnings ; the level and rate at which NJNG’s costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process ; the possible expiration of the BGSS incentive programs ; access to adequate supplies of natural gas and dependence on third - party storage and transportation facilities for natural gas supply ; operating risks incidental to handling, storing, transporting and providing customers with natural gas ; risks related to our employee workforce ; the regulatory and pricing policies of federal and state regulatory agencies ; the costs of compliance with present and future environmental laws, including potential climate change - related legislation ; risks related to changes in accounting standards ; the disallowance of recovery of environmental - related expenditures and other regulatory changes ; environmental - related and other litigation and other uncertainties ; risks related to cyber - attack or failure of information technology systems ; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers, including any impacts to utility gross margin, and restoration costs . The aforementioned factors are detailed in the “Risk Factors” sections of our Annual Report on Form 10 - K filed on November 25 , 2014 , as filed with the Securities and Exchange Commission (SEC), which is available on the SEC’s website at sec . gov . Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward - looking statement referenced herein in light of future events . 2015 Investor Conference

Disclaimer Regarding Non - GAAP Financial Measures 4 This presentation includes the non - GAAP measures net financial earnings (NFE), utility gross margin and financial margin . As indicators of the Company’s operating performance, these measures should not be considered alternatives to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share . NFE (loss) and financial margin exclude unrealized gains or losses on derivative instruments related to the company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES . Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period . In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled . An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV . NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the company’s operations that move in relation to each other . Natural gas costs, sales and other taxes and regulatory rider expenses are passed through to customers and, therefore, have no effect on gross margin . Management uses NFE, utility gross margin and financial margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance . Management believes these non - GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period - to - period comparability of financial performance . For a full discussion of our non - GAAP financial measures, please see NJR’s most recent Form 10 - K, Item 7 . This information has been provided pursuant to the requirements of SEC Regulation G . 2015 Investor Conference

CEO Perspective 5 Laurence M. Downes Chairman of the Board and Chief Executive Officer

What You Can Expect Today w e will discuss our: ▪ P lan to achieve average annual net financial earnings growth (NFE) rate forecast of 5 to 9 percent ▪ Goal to increase dividend by 6 to 8 percent annually ▪ C ustomer growth outlook and regulated infrastructure status ▪ Base rate case filing ▪ Clean energy business – solar and wind ▪ Energy services business – assets and strategies ▪ C apital expenditure and financing plans 6 2015 Investor Conference

NJR : Strong Natural Gas Utility and Assets Across the Country NJR Headquarters NJNG Service Area BGSS Sales NJRES Sales Both NJRES and BGSS Sales NJRCEV Wind Farm 2015 Investor Conference 7

Our Business Model

Segment	Description		Expected Net Financial Earnings Contribution Beyond Fiscal 2015
New Jersey Natural Gas	• Strong customer growth • Infrastructure investments to ensure safety and reliability • Regulatory incentives	Regulated	→ 60 – 70 percent
NJR Midstream	• Steckman Ridge – 12 Bcf storage facility • 20 percent interest in PennEast Pipeline • 1.8 million Dominion Midstream Partners, LP units	Regulated	→ 5 – 10 percent
NJR Clean Energy Ventures	• Residential and commercial solar programs – 117.4 MW installed capacity • Among the largest residential installers in New Jersey • 2 On-shore wind projects – 29.7 MW installed capacity; 3rd under construction	Unregulated	→ 10 – 20 percent
NJR Energy Services	• Physical natural gas and producer services • Storage and asset management • Positioned to capitalize on growing natural gas demand	Unregulated	→ 5 – 15 percent
NJR Home Services	• Installation of heating, cooling and natural gas generators • Approximately 117,000 service contracts • Appliance repair services	Unregulated	→ 2 – 5 percent

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Our Value Chain f or Creating Shareholder Value 9 Value through: • Focused capital spending plan Supported by: • Capital discipline • Strong financial profile Leading to: • Earnings and cash flow growth Generating: • Above - average dividend growth • Earnings retention 2015 Investor Conference

Let's Start Where We Finished Last Year

Fiscal 2015

NJNG
- ✓ Customer growth
- ✓ CIP
- ✓ BGSS incentives
- ✓ Infrastructure programs
- ✓ SAVEGREEN
- ✓ NJ RISE
- ✓ SRL

Energy Services
- ✓ Physical natural gas services
- ✓ Producer services

Clean Energy
- ✓ Continued solar investment
- ✓ More SRECs; stable prices
- ✓ Carroll Area wind project completed

Midstream
- ✓ PennEast FERC filing

+ Fiscal 2016

NJNG
- ✓ Rate case filing
- ✓ Liquefaction plant in service

Midstream
- ✓ PennEast FERC final approval requested

Clean Energy
- ✓ Lower solar investment
- ✓ More SRECs; stable prices
- ✓ Alexander wind project completed

+ Fiscal 2017

NJNG
- ✓ New base rates
- ✓ SRL in service

Clean Energy
- ✓ More SRECs, stable prices
- ✓ Increased earnings from wind and SREC sales
- ✓ ITC declines to 10 percent

Midstream
- ✓ PennEast development continues

+ Fiscal 2018

NJNG
- ✓ NJ RISE (post rate case)
- ✓ SAFE (post rate case)

Clean Energy
- ✓ Residential solar and wind continues

Midstream
- ✓ PennEast completed

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We Expect 60 - 70 Percent of Estimated Capital Expenditures to be Regulated 11 $373 $519 $540 $338 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 FY15F FY16E FY17E FY18E Millions NJNG PennEast Solar Wind 2015 Investor Conference

We Expect Regulated Infrastructure Investments to Contribute 60 to 75 Percent of NFE 12 NJR Energy Services Physical and producer services positioned to take advantage of market volatility NJR Midstream PennEast investment should increase future contribution NJR Clean Energy Ventures Transition to wind continues/SREC revenue grows 0% 25% 50% 75% 100% FY13A FY14A FY15F FY16E FY17E FY18E Net Financial Earnings Growing margin from infrastructure investments, customer growth and incentive programs New Jersey Natural Gas NJR Home Services Service contracts and first choice provider of residential energy solutions 2015 Investor Conference

Our Plan to Mitigate the Impact on NFE from the Pending ITC Reduction ITC drops to 10 percent on January 1, 2017 ▪ Our plan – Continued investment in solar drives growing production of Solar Renewable Energy Certificates (SRECs) – Stable SREC prices as grid - connected projects are capped and balanced Renewable Portfolio Standard (RPS) market – Additional wind investments grow earnings supported by long - term power purchase agreements (PPAs), financial hedges and production - based tax credits (PTCs) – Solar capital expenditures decline beginning in fiscal 2016 – Simultaneously, ▪ NJNG fundamentals and infrastructure investments support strong growth in fiscal 2017 ▪ Relatively stable returns expected from NJRES, Midstream and Home Services 13 2015 Investor Conference

New Jersey Natural Gas Overview 14 Kathleen T. Ellis Executive Vice President and Chief Operating Officer 2015 Investor Conference

S trong F undamentals Drive the Majority of NJNG’s Earnings G rowth Largest stand - alone natural gas utility in New Jersey ▪ 512,000 customers ▪ Growing customer base ▪ Balanced mix of new construction and conversions ▪ 14,450 miles of distribution, service and transmission pipeline 15 Parsippany Toms River Asbury Park NYC Monmouth Ocean Morris Burlington 2.3% 6.3% 14.7% 0.0% 5.0% 10.0% 15.0% 20.0% Monmouth County Morris County Ocean County Population Growth 2000 - 2014* * Source: US Census Data, 2014 estimates 12% of Customers 44% of Customers 43% of Customers 1% of Customers 2015 Investor Conference

Strengths of a Reliable, Growing Utility Reputation for Excellent Service ▪ Highest ranked in East Region in J.D. Power’s 2015 Gas Utility Residential Customer Satisfaction Study SM * ▪ Cogents Reports awards for Most T rusted Utility B rand and Utility Environmental Champion in the Northeast ** Mutually Beneficial Regulatory Relationships ▪ Decoupled rates (CIP) ▪ Customer Incentives (BGSS) ▪ Efficiency Programs ▪ Accelerated Infrastructure Programs Committed to Safe and R eliable Service 16 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 ACE PEG SJG ETG NJNG 3.5 1.5 1.3 1.0 0.4 BPU Inquiries per 1,000 Customers ACE - Atlantic City Electric, PEG - Public Service Electric & Gas, ETG - Elizabethtown Gas . * New Jersey Natural Gas received the highest numerical score among large utilities in the Eastern U.S. in the proprietary J.D. Power 2015 Gas Utility Residential Customer Satisfaction Study SM . Study based on 66,043 online interviews ranking 11 providers in the Eastern U.S. (CT, DC, MD, MA, NH, NJ, NY, PA, RI, VA ). Proprietary study results are based on experiences and perceptions of consumers surveyed September 2014 - July 2015. Your expe riences may vary. Visit jdpower.com. ** According to a study by Cogent Reports, a division of Market Strategies International, July 2015. Cogent Reports Environmental Champions are determined based on Environmental Dedication scores and rankings in its 2015 Utility Trusted Brand & Customer Engagement™ study that reflect the extent to which consumers believe pr ovi ders are supporting environmental causes, committed to environmentally friendly energy sources, encouraging green initiatives and offering tools to help consumers save energy. 2015 Investor Conference

Infrastructure Investment I mproves S ystem P erformance 17 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Leaks per Mile Pending Leaks Leaks per Mile and Pending Le aks Pending Leaks Leaks per Mile 2015 Investor Conference

Infrastructure Projects 18 Craig A. Lynch Senior Vice President Energy Delivery 2015 Investor Conference

NJNG Infrastructure Capital Projects

	SAFE	NJ RISE	Liquefaction	SRL
Capital Cost ($MM)	$130	$102.5	$27.8	$177
Project Description	Replace 276 miles of cast iron and bare steel pipe	Six system hardening projects within NJNG's coastal communities	Constructing liquefaction plant to serve peak-day demand	Adding transmission pipeline to connect systems
Benefits	Improves safety and reliability	Strengthens system to meet extreme weather	Saves money for customers and eliminates LNG truck transport	Improves reliability and resiliency by diversifying supply sources
Estimated In-Service Date	2016	2019	2016	2017

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SAFE Program Improves Safety and Reliability Safety Acceleration & Facility Enhancement (SAFE) Program ▪ Four - year expedited pipeline replacement plan implemented in October 2012 ▪ Consistent with New Jersey’s Energy Master Plan ▪ $130 million program to replace 276 miles of NJNG’s bare steel and replace 100 percent of the remaining cast iron in our system — 220 miles replaced through fiscal 2015 – 80 percent of total — Expect to complete replacement of remaining 56 miles by the end of fiscal 2016 ▪ NJNG earns a return on equity of 9.75 percent 2015 Investor Conference 20

NJ RISE Investment to “Harden” NJNG’s System 21 ▪ NJ RISE approved by BPU in July 2014 ▪ Five - year program incorporating six system enhancement projects ▪ Earns immediate return ▪ All projects complete by 2019 ▪ Capital investment - $102.5 million 2015 Investor Conference

NJ RISE – Secondary Feeds & Reinforcements 22 2015 Investor Conference Location of projects and investments on the barrier islands

Current Liquefaction Process to Help Meet Peak Demand 23 1 - Transport LNG 4 - Vaporize up to 162 MMCF/D 2 - Store 11 million gallons of LNG 5 - Inject Into System 3 - Available for Peak Day 2015 Investor Conference

Future Liquefaction Process to Help Meet Peak Demand 24 1 - Inject NJNG pipeline gas 4 - Vaporize up to 162 MMCF/D 2 - Store 11 million gallons of LNG 5 - Inject Into System 3 - Available for Peak Day 2015 Investor Conference BENEFITS Eliminates 700 annual truckloads, helps the environment, improves safety, lowers costs and generates shareowner return

Expanding System Resiliency 25 2015 Investor Conference Southern Reliability Link (SRL) ▪ 30 - mile, 30 - inch natural gas transmission pipeline to diversify supplier base and strengthen system resilience in Monmouth, Ocean and Burlington Counties — Filed with BPU April 2015 — Delivery of 180,000 Dth/day — To be included in base rate case filing ▪ NJNG’s system currently configured with 85 - 90 percent of gas supplies coming from northern end of main service territory ( * ) ▪ SRL will connect to Transco at Point A to NJNG Distribution pipeline in Ocean County Point B When completed, SRL will increase system reliability and resiliency

26 Thomas J. Massaro, Jr. Vice President Marketing , Customer Services and Energy Efficiency 2015 Investor Conference Customer Growth

Marketing Based on Key Advantages ▪ Demographic Advantage – Median household income above national average ▪ Geographic Advantage - location , location, location! ▪ New Customer G rowth Advantage – Natural gas enjoys a healthy price advantage over competing fuels – Consistent balance of new construction and conversions 27 2 - Source: US Energy Information Administration. Data as of October 2015. Based on 100,000 comparable BTUs. - 2,000 4,000 6,000 NJNG Monmouth Ocean Morris 5,213 1,335 3,188 690 Building Permits Issued 1 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 NJNG Fuel Oil Propane Electricity $0.88 $1.90 $3.84 $4.10 Equivalent Customer Cost 2 2015 Investor Conference 1 – Source: DCA Report for Residential Building Permits for New Construction, 2014

We Capture 95 Percent of New Construction Residential New Construction Market ▪ Strong relationships with planning officials, builders and developers to promote the benefits of natural gas ▪ Natural gas remains the preferred fuel in both the single and multi - family markets Results: ▪ Our ” land - bank ” pipeline represents 20,500 potential new customers – Adds 2,500 to 3,000 per year ▪ Individual ” spot lot” market adds about 700 customers each year 28 2015 Investor Conference

Target Marketing for Customer C onversions Conversion p rograms focus on: ▪ Fuel cost comparisons ▪ Promoting high - efficiency rebates and incentives ▪ Partnering with contractors, community organizations and municipalities Prescreening for targets based on: ▪ Demographics ▪ Proximity to existing mains ▪ Current fuels 29 2015 Investor Conference

Our Online Comparison Tool 30 2015 Investor Conference Assists in a ggressively targeting customer conversions

Cost - effective Targeting of Conversion C ustomers Community conversion projects represent 30 to 35 percent of total conversion market ▪ Our community “conversion - bank” includes nearly 5,000 potential conversions over a five - year period Remainder of conversion market is targeted at potential customers “on” or “near” distribution pipelines 31 2015 Investor Conference

Potential Mine Hill Community Conversion Project 2015 Investor Conference 32

Mine Hill Conversion Replies 2015 Investor Conference 33

Mine Hill Conversions and Proposed Gas Main Extensions 2015 Investor Conference 34

Key Trends Support Future Customer Growth 35 2015 - 2017, 10,920 2018 - Build Out, 74,922 1. Source: A.D. Little Non Heat 6,900 On Main 36,322 Near Main 28,974 Off Main 47,840 2. Source: NJNG Marketing 2015 Investor Conference Conversions 2 Total = 120,036 New Construction 1 Total = 85,842

Customer Growth Drives Gross Margin Average utility gross margin per customer ▪ Residential: $410 annually ▪ Commercial: $1,445 annually 90 percent of new customer additions are residential, which represents 70 percent of utility gross margin 36 7,456 7,599 7,800 8,150 8,550 8,750 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 FY13 FY14 FY15F FY16E FY17E FY18E New Construction Conversions 2015 Investor Conference Estimated Customer Additions

Diverse Sources of Utility Gross Margin $24.7 $33.5 $33.0 $33.8 $37.3 $0 $5 $10 $15 $20 $25 $30 $35 $40 FY14A FY15F FY16E FY17E FY18E Customer Growth SAVEGREEN BGSS Incentives 2015 Investor Conference 37

38 Mark R. Sperduto Senior Vice President Regulatory Affairs 2015 Investor Conference Regulation

NJNG’s Regulatory Agenda 39 ▪ Regulatory programs have generated mutual benefits for customers and shareowners ▪ B ase rate case filing in November 2015 ▪ Outline of the base rate case process ▪ Post base rate c ase outlook 2015 Investor Conference

Regulatory P rograms Generate Earnings and Customer Savings Margin Programs ▪ BGSS Incentive Programs ▪ Off - system sales/capacity release ▪ Storage incentive program ▪ Added an average of $. 05 to NFE per share annually and saved customers over $ 778 million since inception ▪ Conservation Incentive Program (CIP) ▪ Decoupling mechanism ▪ Protects utility gross margin from declining usage and weather ▪ Encourages customer conservation ▪ Customers saved over $ 330 million since inception through reduced usage 40 2015 Investor Conference

Programs Support Public Policy Objectives Capital Programs NGV Refueling Stations ▪ Three agreements signed, total investment of approximately $10 million NJ RISE ▪ Six system enhancement/reliability projects driven by the impacts of Superstorm Sandy and other weather events SAFE Program ▪ $130 million program to replace 276 miles of NJNG’s bare steel and replace 100 percent of the remaining cast iron in our system The SAVEGREEN Project™ ▪ Encourages investment in high - efficiency equipment ▪ Provides energy savings for customers ▪ Ability to invest approximately $200 million in grants and financial incentives over life of the program ▪ Since inception: — Assisted over 38,000 customers to reduce energy consumption and lower bills — Invested over $110 million on grants, incentives and on - bill repayment program NJNG earns a return on equity ranging from 9.75 to 10.3 percent on all programs 41 2015 Investor Conference

November 2015 Base Rate Case Filing ▪ Required as part of the SAFE program approval ▪ Request recovery of infrastructure investments from 2008 through test y ear ‒ “Normal” capital expenditures ‒ Superstorm Sandy ‒ SRL ‒ Liquefaction ‒ SAFE ‒ NJ RISE 42 2015 Investor Conference

Base Rate Cases in NJ ▪ Base rate cases in New Jersey are a judicial proceeding ▪ Burden on the utility to prove that its request is justified ▪ The test - year period for measuring income at current rates will be historical at the time of settlement ▪ NJNG began its test year on July 1, 2015 ▪ Most NJ cases are settled in a “black box” settlement ▪ NJNG has not litigated a base rate case since 1990 ▪ B y statute, base rate cases are a nine - month process from filing date to completion ▪ 10 - 12 months is not unusual 2015 Investor Conference 43

Capital Associated with the Upcoming Base Rate Case 2015 Investor Conference ($MM) 2009-2014A 2015F 2016P Total New Customer $134.1 $36.3 $35.2 $205.6 NJ RISE - 7.0 17.9 24.9 SAVEGREEN 91.6 26.1 42.0 159.7 Subtotal $225.7 $69.4 $95.1 $390.2 SAFE $63.8 $34.5 $31.7 $130.0 NGV Stations 5.6 4.2 - 9.8 Subtotal $69.4 $38.7 $31.7 $139.8 Maintenance/Other $212.1 $83.9 $81.1 $377.1 Sandy 20.4 5.0 - 25.4 Liquefaction 10.1 11.9 5.8 27.8 Southern Reliability Link - 2.3 119.4 121.7 Subtotal $242.6 $103.1 $206.3 $552.0 Total NJNG $537.7 $211.2 $333.1 $1,082.0 Included in Base Rate for Return and Rate Impacts NJNG Capital Expenditure Estimates Revenue Producing or Rate Mechanism in Place Accrued Current Return with Deferred Rate Impact (AFUDC) 44

Recent Rate Case Decisions in NJ Company Filing Date Settlement Date Overall Weighted Cost of Capital Return on Equity Equity Ratio Programs SAFE 3/20/12 10/23/12 6.90% 9.75% 53.5% NJ RISE 9/3/13 7/23/14 6.74% 9.75% 53.5% SAVEGREEN 12/14/14 7/23/15 6.69% 9.75% 53.3% Base Rate Cases South Jersey Gas November 2013 September 2014 7.10% 9.75% 51.9% Atlantic City Electric March 2014 September 2014 7.75% 9.75% 49.8% JCP&L September 2011 March 2015 8.01% 9.75% 50.0% American Water - NJ January 2015 September 2015 7.55% 9.75% 52.0% 2015 Investor Conference 45

Regulatory Agenda – Post Base Rate Case Following the conclusion of the base r ate c ase ▪ Continue strong customer growth ▪ Continue existing programs – CIP – SAVEGREEN – BGSS Incentives ▪ NJ RISE – Complete hardening projects ▪ File for SAFE Extension – Approximately $200 million – Would complete the replacement of bare steel pipe – Will seek regulatory treatment to provide a real - time return similar to NJ RISE 2015 Investor Conference 46

NJNG Key Messages Infrastructure projects improve safety, reliability and resiliency Customer growth outlook remains strong Collaborative regulatory programs generate earnings and customer savings NFE contribution expected to be 60 - 70 percent in fiscal 2016 and beyond 2015 Investor Conference 47

48 Stanley M. Kosierowski President Richard R. Gardner Vice President Lawrence M. Barth Director, Policy and Strategic Initiatives 2015 Investor Conference NJR Clean Energy Ventures

New Jersey Clean Energy Market RPS Renewable Portfolio Standard SACP Solar Alternative Compliance Payment Compliance Options SREC Market 2015 Investor Conference Law established requirements for Load Serving Entities (LSEs) for each Energy Year (June 1 - May 31) Set penalties for non - compliance with RPS Intent to incentivize solar construction (1) Construct solar, (2) purchase Solar Renewable Energy Certificates (SRECs) or (3) pay the penalty Compliance decisions based on forecasted SREC values LSE and others can buy and sell SRECS in market 49 New Jersey legislature passes law to boost renewables markets

0% 3% 6% 9% 12% 15% 18% 21% 24% 27% 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 % of Retail Sales Energy Year Solar Carve Out Class I Class II NJ Renewable Portfolio Standard (RPS) Class I includes wind energy, fuel cells powered by renewable fuels, geothermal, wave or tidal action, methane gas from landfills or a sustainable biomass facility, in - state hydroelectric facilities <3 MW placed in service after 7/23/2012; after 2021 Class 1 RPS must be maintained at levels at 2021 level or higher. Class II includes energy from resource recovery facility or hydro less than 30 MW. ▪ Legislation defined the percentage of retail electric consumption that must be generated from renewable energy sources ▪ This obligation is imposed on all LSE s 50 2015 Investor Conference

New Jersey RPS Drives Investment Opportunities 0.2% 0.3% 0.4% 0.7% 2.1% 2.5% 2.8% 3.0% 3.2% 3.3% 3.4% 3.5% 3.6% 3.7% 3.7% 3.8% 3.9% 4.0% 4.1% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 % of Retail Sales Energy Year Solar Carve Out 51 2015 Investor Conference

Solar Alternative Compliance Payment 2015 Investor Conference ▪ Legislated penalty paid by LSE if fails to meet solar RPS obligation ▪ Sets the ceiling for SREC prices 52 $693 $675 $658 $641 $339 $331 $323 $315 $308 $300 $293 $286 $279 $272 $266 $260 $253 $250 $239 $0 $100 $200 $300 $400 $500 $600 $700 $800 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Energy Year SACP

SREC Prices Influenced By Supply/Demand And Capped By SACP RPS LSE’s Solar project o wners Bid Ask SREC m arket SACP 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Solar Carve Out $0 $200 $400 $600 $800 SACP 53 2015 Investor Conference

$70 $230 $- $50 $100 $150 $200 $250 $175 Market Fundamentals Drive SREC Prices 54 Source: Karbone 2015 Investor Conference

Monthly Solar Capacity Additions Trailing three, six and twelve month average installation rates of 15.2 MW, 12.8 MW and 16.0 MW Source: NJ Clean Energy Program 55 85.0 11.8 - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 2015 Investor Conference

SREC Market Could Approach Balance by EY18 2015 Investor Conference 1,364 1,620 1,948 2,233 2,419 790 586 341 159 43 1,568 1,865 2,131 2,349 2,528 - 500 1,000 1,500 2,000 2,500 3,000 2014 2015 2016 2017 2018 SRECs (thousands) Ability to Generate Carryover from Prior Year RPS 2014A 2015E/A 2016F 2017F 2018F Lower annual carryover values Assumes 23MW/month capacity additions Energy Year 56 RPS is a percentage of retail demand. Analysis assumes approximately one percent annual retail demand growth.

Diversified Clean E nergy Strategy 2015 Investor Conference Current Clean Energy Portfolio Net Metered Solar (Residential & Commercial) Continue review of other technologies and markets 57 Wholesale Solar ( Grid - connected ) On - shore Wind Capital Invested: $ 218.8 million $171 million $62.7 million

Commercial a nd Residential Solar Portfolio Commercial Solar ▪ Projects include roof - and ground - mounted installations, both grid - connected and net - metered ▪ 22 projects in service ▪ 82.4 MW Residential Solar - The Sunlight Advantage® ▪ Approximately 4,000 customers added since inception ▪ 35+ MW 2015 Investor Conference 58

On - shore Wind Portfolio 2015 Investor Conference Two Dot Carroll Area Size 9.7 MW 20 MW Location 93 miles SE of Helena, MT 65 miles NW of Des Moines, IA Capital $21 million $42 million Contractor Mortensen Construction Mortenson Construction Turbines General Electric Siemens PPA 25 - year with Northwestern Energy , PTC eligible 25 - year with MidAmerican Energy, PTC eligible Status IN SERVICE - June 2014 IN SERVICE - January 2015 Two Dot Carroll Area 59

NJRCEV Capital Plan Solar Investment Strategy ▪ Leverage current incentives and increase SREC production by maximizing solar construction ▪ Post - ITC reduction: Focus on residential solar in Sunlight Advantage® and commercial solar ▪ Cost of capital – 9 percent unlevered IRR; 15 percent ROE Wind Investment Strategy ▪ Leverage current incentives and growing relationships with experienced wind developers ▪ Post - PTC: T arget projects in RPS markets under - supplied Renewable Energy Certificates (RECs) ▪ Cost of capital – 8.1 percent unlevered IRR; 11.5 percent ROE 2015 Investor Conference 60 * Solar investment for residential and commercial projects in Q1Fiscal 2017 estimated at $41 million . Plan assumes $ 28.2 million beyond December 31, 2016, assuming appropriate economics allow. ($MM) 2015F 2016P 2017P 2018P Total NJRCEV (In Service) Residential Solar $25.0 $39.6 $39.4 $40.6 $144.6 Commercial Solar 69.7 49.5 29.8 - 149.0 Subtotal $94.7 $89.1 $69.2 $40.6 $293.6 Wind 42.0 85.0 121.0 81.2 329.2 Total NJRCEV $136.7 $174.1 $190.2 $121.8 $622.8

Capital Investment Increases SREC Generation 2015 Investor Conference 82 125 164 194 216 0 40 80 120 160 200 240 2014A 2015E 2016E 2017E 2018E Thousands of SRECs Commercial Solar Residential Solar 61

Greatest Post - ITC Investment Opportunities Sunlight Advantage provides customers with 25 - 30 percent savings versus current utility rates ▪ O fferings in 2017 likely to offer 15 - 20 percent savings Solar panel and inverter prices are projected to decline ▪ More efficient panels help to control labor costs Significant market remains in New Jersey ▪ Approximately 20 percent of single family homes are suitable for solar – 400,000 homes ▪ Current penetration is approximately 34,000 ▪ Sunlight Advantage is competitive; current market share of approximately 11 percent. 2015 Investor Conference 62 # of Sunlight Advantage Projects by County Residential Market Provides Greatest Post - ITC Reduction Investment Opportunities

NJR Expects its Wind Portfolio to be Nearly 78 MW by December 2015 2015 Investor Conference ▪ Third onshore wind project ▪ 48 MW wind farm project located in Rush County, Kansas ▪ Approximately $85 million investment ▪ PTC eligible ▪ Power Purchase Agreements and financial hedges with Kansas City BPU and Yahoo!, Inc. for the entire output ▪ Commercial operation expected in December 2015 Alexander 63 Alexander Project

Alternative Compliance Payments (ACP) Drives the REC Market ▪ Similar to SRECs, a Class 1 REC is created for each megawatt hour of energy produced by a wind facility ▪ The ACP is a legislated payment that must be paid by LSEs if they fail to meet their RPS obligation ▪ The ACP sets the ceiling REC price ▪ In the six PJM states that have an RPS, the average ACP is approximately $45 2015 Investor Conference 64

Today With PTC* Post PTC Typical Wind Investment In PJM Drivers of Post - PTC Wind Economics 2015 Investor Conference *Assumes PJM wind project @ $2 million per megawatt cost, 20 - year life, 34% net capacity factor, Navigant Consulting’s July 2015 Wholesale Energy Forward Curve, $23 REC price over 20 years 65 Assumptions for continued wind investment ▪ Shortage of RECs should increase REC values – $35 - 40 ▪ Increase in energy pricing – $5 - 10 per megawatt hour ▪ Reductions in construction and material costs – 3 - 5 percent ▪ Increase in n et c apacity f actor – 3 - 5 percent Assumptions for continued wind investment

Post - PTC Cumulative Wind Capacity Forecast Additions 2017 - 2030 2015 Investor Conference 880 726 7,500 3,500 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 ISO-NE NYISO PJM California MW Source: IHS Large market opportunity for wind investments – highlighted by PJM 66

Results of Executing Clean Energy Strategy 2015 Investor Conference 60% 26% 14% Fiscal 2015 Estimate $453 million Commercial Solar Residential Solar Wind 38% 25% 37% Fiscal 2018 Year - end Plan $937 million 67

NJRCEV Key Messages Long - term prospects for wind and solar are solid NJ SREC market has stabilized and moving towards balance Regulatory Outlook ▪ State RPS policies will drive project development post - tax credits ▪ Clean Power Plan favors renewables, but impact appears to be long term even if legal challenges can be overcome ▪ Federal PTC and ITC extensions being considered, but outcome uncertain NFE contribution expected to be 10 – 20 percent in fiscal 2016 and beyond 2015 Investor Conference 68

NJR Energy Services 69 Stephen D. Westhoven Senior Vice President 2015 Investor Conference

NJR Energy Services Purpose ▪ Provides physical, producer and asset management services to wholesale customers across North America Strategy ▪ Create value from a diverse portfolio of physical gas assets and services Business Lines ▪ Firm storage (40 Bcf in the US and Canada) ▪ Firm transportation (1.4 Bcf/d) ▪ Producer services ▪ Utility asset m anagement ▪ Electric generation m anagement 70 2015 Investor Conference

Macro Strategy 2015 Investor Conference Create significant upside potential while managing downside risk ▪ Contract or acquire physical assets in opportunistic locations and execute revenue - generating strategies based on market fluctuations ▪ Develop strong customer relationships within the market place to provide services from these options ▪ Arbitrage financial markets versus physical positions 71

NJRES: Asset Portfolio Physical Assets Firm Storage Firm Transportation Producer Service Area 72 2015 Investor Conference

NJRES Expectations ▪ In business since 1995 and generated NFE every year ▪ Realistic NJRES earnings forecast for fiscal 2016 and beyond ▪ Expected FY2016 - 2018 performance to mirror FY2011 - 2013 2015 Investor Conference $0 $30 $60 $90 FY11A FY12A FY13A 3 Yr Avg FY14 FY15F FY16E FY17E FY18E $MM NFE 73

While most of the growth in overall market size through 2015 was supply - driven, demand will be the main catalyst for future growth. Source: EIA, Citi Commodities 65.0 70.0 75.0 80.0 85.0 90.0 95.0 2013 2014 2015 2016 2017 2018 2019 2020 Total US Natural Gas Demand Market Continues to Grow in Size Through 2020 74 Bcf/d Factors contributing to the increase in natural gas demand: ▪ Power generation ▪ LNG ▪ Exports to Mexico ▪ Industrial growth

NJRES: Things to Watch ▪ El Niño conditions point towards a mild start to winter ▪ Q4 2015 pipeline expansions will facilitate Marcellus supply growth as constraints are eased ▪ Record natural gas - fired electric generation exceeds coal generation output for the first time in history – Will it continue ? ▪ LNG export facilities scheduled to come on line first half of 2016 2015 Investor Conference 75

NJRES Key Messages Significant upside potential, while managing downside risk NFE not assumed to match record fiscal 2014 and 2015 performance NFE contribution expected to be 5 – 15 percent in fiscal 2016 and beyond 2015 Investor Conference 76

Midstream 77 David Johnson Managing Director 2015 Investor Conference

Our Midstream Portfolio ▪ Steckman Ridge – $127 million investment, 12 Bcf natural gas storage facility in southwest Pennsylvania – 50/50 joint venture with Spectra Energy – Direct access to Texas Eastern and Dominion Transmission pipelines and access to Northeast and Mid - Atlantic markets ▪ Dominion Midstream Partners, LP – 1.8 million units, current value $59 million – Current annual distribution rate of $0.75 per unit ▪ PennEast Pipeline – 118 - mile pipeline connecting Marcellus supply to Northeast; 20 percent interest – Pipeline capacity of up to 1.1 MMdth/day – Total projected capital expenditures of $1.2 billion – Filed 7(c) with FERC in September 2015 2015 Investor Conference 78

PennEast Pipeline 2015 Investor Conference 79

Receipt Points - >2 Bcf/d of Local Supply 2015 Investor Conference 80

Available Delivery Points 2015 Investor Conference 81

PennEast Pipeline Overview 2015 Investor Conference ▪ 118 - mile , 36 - inch pipeline ▪ Pipeline capacity up to 1.1 MMdth/day ▪ Total capex $ 1.2 billion ▪ Signed precedent agreements for 990 Mdth/day ▪ Current ownership: NJR, GAS, SJI, UGI at 20 percent and PSEG and SEP at 10 percent ▪ Commercial operation in fiscal 2018 82

LDCs Account for More Than 70 Percent of PennEast Volumes 2015 Investor Conference 72% 13% 6% 9% PennEast Shippers LDCs Pipelines IPPs Producers 83

Midstream Key Messages Steckman Ridge storage facility provides steady annual earnings Dominion Midstream Partners diversifies portfolio PennEast investment development ongoing NFE contribution expected to be 5 - 10 percent in fiscal 2016 and beyond 2015 Investor Conference 84

Financial Review 85 Glenn C. Lockwood Executive Vice President and Chief Financial Officer 2015 Investor Conference

Capital Expenditures 2015 Investor Conference ($MM) 2015F 2016P 2017P 2018P Total NJNG New Customer $36.3 $35.2 $32.6 $31.5 $135.6 Maintenance/other 83.9 81.1 81.8 87.7 334.5 SAFE/SAFE Extension 34.5 31.7 33.3 31.3 130.8 Sandy 5.0 - - - 5.0 NJ RISE 7.0 17.9 27.5 33.5 85.9 NGV Stations 4.2 - - - 4.2 Liquefaction 11.9 5.8 - - 17.7 Southern Reliability Link 2.3 119.4 55.3 - 177.0 Total NJNG $185.1 $291.1 $230.5 $184.0 $890.7 Midstream (PennEast) $5.3 $42.2 $160.2 $32.4 $240.0 Total Regulated $190.4 $333.3 $390.7 $216.4 $1,130.7 NJRCEV Residential Solar $26.0 $39.6 $39.4 $40.6 $145.6 Commercial Solar 66.4 47.6 16.8 - 130.8 Subtotal $92.4 $87.2 $56.2 $40.6 $276.4 Wind 90.2 99.4 92.8 81.2 363.6 Total NJRCEV $182.6 $186.6 $149.0 $121.8 $640.0 Total $373.0 $519.9 $539.7 $338.2 $1,770.7 86

Delivering Average Annual NFE Growth of 5 to 9 Percent with Reduced ITC 87 $1.36 $2.10 $1.70 - $1.80 $1.70 - $1.97 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 FY13A FY14A FY15F FY16E FY17E FY18E NFE ITC 2015 Investor Conference Total NFE Per Share

Long Track Record of Dividend Growth 88 ▪ Committed to above average dividend growth of 6 – 8 percent annually ▪ 22 consecutive years of dividend increases ▪ Dividend payout ratio goal of 60 – 65 percent ▪ Recent 6.7 percent increase to current $0.96 annual rate $.48 $.51 $.55 $.62 $.68 $.72 $.77 $.81 $.86 $.92 $0.96* 0% 10% 20% 30% 40% 50% 60% 70% $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016E Payout Ratio Dividends Dividends and Payout Ind. Div Rate Payout * Current annual rate ** Based on midpoint of NFE guidance 2015 Investor Conference

Strong Internal Cash Generation Reduces Equity Needs 89 $MM 2015F 2016E 2017E 2018E Cash Flow from Operations $365.2 $127.9 $319.9 $340.2 Uses of Funds Capital expenditures - NJNG ($185.1) ($291.1) ($230.5) ($184.0) Capital expenditures - Penn East (5.3) (42.2) (160.2) (32.4) Capital expenditures - CEV (182.6) (186.6) (149.0) (121.8) Dividends (73.9) (80.7) (87.9) (95.7) Total Uses of Funds ($446.9) ($600.6) ($627.6) ($433.9) Financing Activities Common stock proceeds, net $30.0 $0.0 $50.0 $38.0 Debt proceeds, net 98.8 432.2 259.5 53.2 Total Financing Activities $128.8 $432.2 $309.5 $91.2 2015 Investor Conference

Strong Investment Grade Ratings 90 Debt - to - Capitalization Ratios NJNG Credit Ratings S&P Moody’s Corporate Rating A Commercial Paper A - 1 P - 1 Senior Secured A+ Aa2 Ratings Outlook Stable Stable FY2015E – 2018E Equity Ratio 46 - 53% FFO/Total Debt 22 - 32% Interest Coverage 5 - 7x Debt/EBITDA 4 - 5 x 52% 48% FY2013 Debt Equity 2015 Investor Conference 52% 48% FY2018E Debt Equity

Wrap Up 91 Laurence M. Downes Chairman of the Board and Chief Executive Officer 2015 Investor Conference

Let's Finish Where We Started

Fiscal 2016

NJNG
- ✓ Customer growth
- ✓ CIP
- ✓ BGSS incentives
- ✓ Infrastructure programs
- ✓ SAVEGREEN
- ✓ NJ RISE
- ✓ SRL
- ✓ Rate case filing
- ✓ Liquefaction plant in service

Midstream
- ✓ PennEast FERC final approval requested

Clean Energy
- ✓ Lower solar investment
- ✓ More SRECs; stable prices
- ✓ Alexander wind project completed

+ Fiscal 2017

NJNG
- ✓ New base rates
- ✓ SRL in service

Clean Energy
- ✓ More SRECs, stable prices
- ✓ Increased earnings from wind and SREC sales
- ✓ ITC declines to 10 percent

Midstream
- ✓ PennEast development continues

+ Fiscal 2018

NJNG
- ✓ NJ RISE (post rate case)
- ✓ SAFE (post rate case)

Clean Energy
- ✓ Residential solar and wind continues

Midstream
- ✓ PennEast completed

2015 Investor Conference 92